SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 21, 1999
                          -----------------------------
                Date of Report (Date of earliest event reported)


                             Bell Microproducts Inc.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


      005-43709                                          94-3057566
 -------------------                             -------------------------
(Commission File No.)                       (IRS Employer Identification Number)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
                                 (408) 451-9400
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets

         On July 21, 1999 (the "Closing Date"), Bell Microproducts - Future Tech, Inc., a California corporation ("Bell Acquisition Sub") and a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation (the "Company"), completed its acquisition of certain assets and assumption of certain liabilities of Future Tech International, Inc., a Florida corporation ("Future Tech") pursuant to an Asset Purchase Agreement dated May 14, 1999, as amended on June 1, 1999 (the "Agreement").

         The acquisition will be accounted for as a purchase. The assets acquired were primarily accounts receivable, inventory and fixed assets. As consideration for the assets purchased, Bell Acquisition Sub paid Future Tech US$1.5 million in cash, assumed certain liabilities, primarily trade accounts payable, of Future Tech, and is obligated to pay an additional US$1.0 million in cash within 45 days from the Closing Date, subject to certain contingent offsets and reductions, and to pay up to an additional US$4.5 million in cash within 21 months of the Closing Date as a contingent incentive payment to be based upon earnings achieved up to the first anniversary of the Closing Date. The Company has guaranteed Bell Acquisition Sub's performance with respect to these payments and assumption of liabilities. The Company financed the acquisition by using its bank line. The acquisition was consummated pursuant to a confirmation order issued by the U.S. Bankruptcy Court for the Southern District of Florida on July 9, 1999, approving Future Tech's plan of reorganization under Chapter 11 of the Bankruptcy Code. One of Future Tech's creditors has filed a notice of appeal with respect to the confirmation order.

         Future Tech has been a value-added distributor of computer components to Latin American and Caribbean markets. Certain of the assets acquired by Bell Acquisition Sub were used by Future Tech in, and will be used by Bell Acquisition Sub for, the manufacture and marketing of memory module products.

Item 7.           Financial Statements and Exhibits

         (a) The financial statements required by this Item 7 will be filed by amendment within the time prescribed by Item 7(a)(4) of Form 8-K.

         (b)      Not applicable.

         (c)      Exhibit

                  2.3 Asset Purchase Agreement between Bell Microproducts - Future Tech, Inc., Future Tech International, Inc., Bell Microproducts Inc., and Leonard Keller, dated May 14, 1999, including the amendment thereto.

                           Certain schedules to the Agreement, as amended, are listed on the Index of Schedules thereto and elsewhere therein, and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Bell Microproducts Inc.


                                                By: Remo E. Canessa
                                                    ----------------------------

                                                        Its: Vice President,
                                                             Finance and Chief
                                                             Financial Officer
                                                             -------------------

                                                Dated: August 4, 1999

================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                     EXHIBIT
                                       TO
                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                             Bell Microproducts Inc.

                                   ----------

                                 August 4, 1999




================================================================================

                                INDEX TO EXHIBITS



     Exhibit
     Number                          Description
     -------                         -----------

     2.3 Asset Purchase Agreement between Bell Microproducts - Future Tech, Inc., Future Tech International, Inc., Bell Microproducts Inc., and Leonard Keller, dated May 14, 1999, as amended June 1, 1999.